Exhibit 4.2

Execution Version

DANAHER CORPORATION

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Floating Rate Senior Notes due 2028

3.250% Senior Notes Due 2030

3.625% Senior Notes Due 2034

4.000% Senior Notes Due 2038

Dated as of April 29, 2026

THIS SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), dated as of April 29, 2026, is between DANAHER CORPORATION, a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association duly organized and existing under the laws of the United States of America, as trustee (formerly known as The Bank of New York Trust Company, N.A.) (the “Trustee”).

RECITALS

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture (the “Initial Base Indenture”), dated as of December 11, 2007, between the Company and the Trustee, as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee, and as further amended by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of March 30, 2020, between the Company and the Trustee (the Initial Base Indenture, as so amended by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively the “Base Indenture,” and the Base Indenture, together with this Sixth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of series of the Company’s Securities;

WHEREAS, Section 901(7) of the Base Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the forms or terms of Securities of any series as permitted by Section 201 or Section 301 of the Base Indenture;

WHEREAS, pursuant to Section 301 of the Base Indenture, the Company wishes to provide for the issuance of the following new series of Securities to be known as its: (a) Floating Rate Senior Notes due 2028 (the “Floating Rate Notes”), (b) 3.250% Senior Notes due 2030 (the “2030 Notes”), (c) 3.625% Senior Notes due 2034 (the “2034 Notes”) and (d) 4.000% Senior Notes due 2038 (the “2038 Notes” and, together with the 2030 Notes and 2034 Notes, the “Fixed Rate Notes” and the Fixed Rate Notes, together with the Floating Rate Notes, the “Notes”). The form of each such series of Notes and the terms, provisions and conditions thereof shall be as set forth in this Sixth Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Sixth Supplemental Indenture, and all requirements necessary to make this Sixth Supplemental Indenture a valid and binding instrument enforceable in accordance with its terms, and to make each series of Notes, when executed and delivered by the Company and authenticated by the Trustee, the valid, binding and enforceable obligations of the Company, have been done and performed, and the execution and delivery of this Sixth Supplemental Indenture has been duly authorized in all respects;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.01 Relation to Base Indenture. This Sixth Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.02 Definition Of Terms. For all purposes of this Sixth Supplemental Indenture:

(a) capitalized terms used herein without definition shall have the meanings set forth in the Base Indenture;

(b) a term defined anywhere in this Sixth Supplemental Indenture has the same meaning throughout and, to the extent any such term conflicts with a corresponding term defined in the Base Indenture or is otherwise set forth both in this Sixth Supplemental Indenture and in the Base Indenture, such term as defined in this Sixth Supplemental Indenture shall supersede the corresponding term defined in the Base Indenture with respect to the Notes;

(c) the singular includes the plural and vice versa;

(d) headings are for convenience of reference only and do not affect interpretation; and

(e) the following terms have the meanings given to them in this Section 1.02(e):

“2030 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2034 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2038 Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“2030 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“2034 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“2038 Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“Additional Amounts” shall have the meaning set forth in Section 2.08.

“Adjustments” shall have the meaning set forth in Section 2.05.

“Alternative Rate” shall have the meaning set forth in Section 2.05.

“Business Day” means any day other than a Saturday or Sunday, which is (1) not a day on which banking institutions in The City of New York or London are authorized or required by law, regulation or executive order to close and (2) a TARGET2 Business Day.

“Calculation Agent” means The Bank of New York Mellon, London Branch, or its successor appointed as such by the Company.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than (a) the Company or one of its Subsidiaries, (b) any employee benefit plan of such Person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan and (c) Steven M. Rales and Mitchell P. Rales) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of the Company’s Subsidiaries, taken as a whole, to any “person” (as that term is defined in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its Subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” shall have the meaning set forth in Section 3.02.

“Change of Control Payment” shall have the meaning set forth in Section 3.02.

“Change of Control Payment Date” shall have the meaning set forth in Section 3.02.

“Change of Control Triggering Event,” with respect to any series of Notes, means the occurrence of both a Change of Control and a Rating Event with respect to such series. No Change of Control Triggering Event will be deemed to have occurred in connection with any particular Change of Control unless and until such Change of Control has actually been consummated.

“Clearstream” means Clearstream Banking, S.A.

“Common Depositary” means any Person acting as common depositary for Euroclear and Clearstream or its successor as appointed as such by the Depositary, which shall initially be The Bank of New York Mellon, London Branch.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an independent investment bank selected by the Company, a German government bond whose maturity is closest to the remaining term of the series of Fixed Rate Notes to be redeemed (assuming that the Notes to be redeemed matured on the applicable Par Call Date for the applicable series of Fixed Rate Notes), or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such independent investment bank may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means, with respect to any Redemption Date, the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Fixed Rate Notes to be redeemed, if they were to be purchased at such price on the third Business Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such Business Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an independent investment bank selected by the Company.

“Depositary” means each of Clearstream and Euroclear.

“EURIBOR Interest Determination Date” shall have the meaning set forth in Section 2.05.

“Euroclear” means Euroclear Bank SA/NV.

“Euro-Zone” means, at any time, the region comprised of the countries (if any) then participating in the European Economic and Monetary Union (or any successor union) pursuant to the Treaty on European Union of February 1992 (or any successor treaty), as it may be amended from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Floating Rate Notes Interest Payment Date” shall have the meaning set forth in Section 2.05(b).

“Floating Rate Notes Maturity Date” shall have the meaning set forth in Section 2.02.

“Global Note” shall have the meaning set forth in Section 2.04.

“IFA” shall have the meaning set forth in Section 2.05.

“Interest Payment Date” means the Floating Rate Notes Interest Payment Date, the 2030 Notes Interest Payment Date, the 2034 Notes Interest Payment Date or the 2038 Notes Interest Payment Date, as applicable.

“Interest Reset Date” shall have the meaning set forth in Section 2.05.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional rating agency or rating agencies selected by the Company.

“Issue Date” means April 29, 2026.

“Masimo Acquisition” means the Company’s proposed acquisition of Masimo Corporation.

“Maturity Date” means the Floating Rate Notes Maturity Date, the 2030 Notes Maturity Date, the 2034 Notes Maturity Date or the 2038 Notes Maturity Date, as applicable.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of February 17, 2026, by and among the Company, Masimo Corporation and Mobius Merger Sub, Inc. setting forth the terms of the Masimo Acquisition as in effect on the date hereof.

“Moody’s” means Moody’s Investors Service Inc., and any successor to its rating agency business.

“Par Call Date” means in the case of the 2030 Notes, March 29, 2030; in the case of the 2034 Notes, January 29, 2034; and in the case of the 2038 Notes, January 29, 2038.

“Person” has the meaning set forth in the Base Indenture and includes a “person” or “group” as these terms are used in Section 13(d)(3) of the Exchange Act.

“Paying Agent” means The Bank of New York Mellon, London Branch, or its successor appointed as such by the Company.

“Rating Agency” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the applicable series of Notes or fails to make a rating of such series of Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a Board Resolution of the Company) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means the rating on the applicable series of Notes is lowered by each of the Rating Agencies and such series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of such series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).

“Record Date” means the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date.

“Redemption Date” means, with respect to any redemption of any series of Notes, the date fixed for such redemption pursuant to the Indenture and such series of Notes.

“Remaining Scheduled Payments” means, with respect to each series of Fixed Rate Notes to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date (assuming that such Fixed Rate Notes matured on the applicable Par Call Date for such series of Fixed Rate Notes) but for such redemption; provided, however, that, if such Redemption Date is not an Interest Payment Date with respect to such series of Fixed Rate Notes, the amount of the next succeeding scheduled interest payment thereon will be deemed to be reduced by the amount of interest accrued thereon to such Redemption Date.

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor to its rating agency business.

“Special Mandatory Redemption Date” means the earlier to occur of (1) December 16, 2026, if the Masimo Acquisition has not been completed on or prior to November 16, 2026 (or the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following such later date to which the Merger Agreement as in effect on the closing date of this offering may be extended in accordance with its terms), (2) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the Merger Agreement, or (3) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following notice to the trustee that the Company will not pursue the consummation of the Masimo Acquisition.

“Subsidiary” of any specified Person means any corporation or other entity (including, without limitation, partnerships, joint ventures and associations) of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power for the election of directors of such corporation or other entity (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries, or by such Person and one or more other Subsidiaries.

“TARGET2 System” means the Trans-European Automated Real-Time Gross Settlement Express Transfer System or any successor thereto.

“TARGET2 Business Day” means any day on which the TARGET2 System is open for business.

“Taxes” shall have the meaning set forth in Section 2.08.

“Taxing Jurisdiction” shall have the meaning set forth in Section 3.03.

“United States Person” shall have the meaning set forth in Section 2.08.

“Voting Stock” means, with respect to any specified Person as of any date, the capital stock of such Person that is at the time entitled to vote generally in the election of the Board of Directors or similar governing body of such Person.

The terms “Floating Rate Notes” “2030 Notes,” “2034 Notes,” “2038 Notes,” “Company,” “Trustee,” “Indenture,” “Initial Base Indenture,” “Base Indenture,” “Second Supplemental Indenture,” “Third Supplemental Indenture” and “Notes” shall have the respective meanings set forth in the recitals to this Sixth Supplemental Indenture and the paragraph preceding such recitals.

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01 Designation and Principal Amount. Each series of Notes may be issued from time to time upon written order of the Company for the authentication and delivery of such series of Notes pursuant to Section 303 of the Base Indenture. There are hereby authorized:

(a) a series of Securities designated as the Floating Rate Senior Notes due 2028, limited in initial aggregate principal amount to €500,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture);

(b) a series of Securities designated as the 3.250% Senior Notes due 2030, limited in initial aggregate principal amount to €750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture);

(c) a series of Securities designated as the 3.625% Senior Notes due 2034, limited in initial aggregate principal amount to €750,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture); and

(d) a series of Securities designated as the 4.000% Senior Notes due 2038, limited in initial aggregate principal amount to €1,000,000,000 (except upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 304, 305, 306, 906 or 1107 of the Base Indenture).

The Company may create and issue additional Notes of any series having the same terms and conditions as such series of Notes in all respects (or in all respects except for the Issue Date, issue price and, to the extent applicable, the payment of interest accruing prior to the Issue Date of such additional Notes or the first payment of interest following the Issue Date), so that such additional Notes of such series will be consolidated and form a single series with the initial Notes of such series.

Section 2.02 Maturity. (a) The date upon which the Floating Rate Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is April 29, 2028 (the “Floating Rate Notes Maturity Date”), (b) the date upon which the 2030 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is April 29, 2030 (the “2030 Notes

Maturity Date”), (c) the date upon which the 2034 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is April 29, 2034 (the “2034 Notes Maturity Date”) and (d) the date upon which the 2038 Notes shall become due and payable at final maturity, together with any accrued and unpaid interest, is April 29, 2038 (the “2038 Notes Maturity Date”).

Section 2.03 Form, Payment and Appointment. Except as provided in Section 2.04, each series of Notes shall be issued in fully registered, certificated form. Principal of and interest on each series of Notes will be payable, the transfer of such series of Notes will be registrable, and such series of Notes will be exchangeable for such series of Notes of a like aggregate principal amount, at the office or agency of the Company maintained for such purpose located at 160 Queen Victoria Street, EC4V 4LA, United Kingdom, which shall initially be the corporate trust office of the Paying Agent; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Person entitled thereto at such address as shall appear in the Security Register or by wire transfer to an account appropriately designated by the Person entitled to payment; provided, that the Paying Agent shall have received written notice of such account designation at least five (5) Business Days prior to the date of such payment (subject to surrender of the relevant Note in the case of a payment of interest on a Redemption Date or the Maturity Date).

No service charge shall be made for any registration of transfer or exchange of any series of Notes, but the Company may require payment from the applicable Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

The Notes shall be issuable in denominations of €100,000 and integral multiples of €1,000 in excess thereof.

The specified currency of the Notes shall be euro. The Company shall pay the principal of and interest on each Note to the registered holder (except as otherwise provided in this Section 2.03) in immediately available funds at the corporate trust office of the Paying Agent or such other place designated by the Company with written notification to the Trustee. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Notes of each series shall be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date. Any payment in respect of the Notes of a series so made in U.S. dollars will not constitute an Event of Default under such series of Notes or the Indenture. Neither the Trustee nor the Paying Agent for the Notes shall have any responsibility for any calculation or conversion in connection with the foregoing.

Section 2.04 Global Notes. The Notes of each series shall be issued initially in the form of a permanent Global Security in registered form (each, a “Global Note”), deposited with, or on behalf of, the Common Depositary, and registered in the name of the nominee of the Common Depositary for the accounts of Euroclear and Clearstream. Unless and until a Global Note is exchanged for Notes of such series in certificated form, such Global Note may be transferred, in whole but not in part.

All payments due in respect of any series of Notes while such Notes are in the form of a Global Note, including the redemption price due in respect of the redemption of any such series, shall be made to the Paying Agent, which in turn shall make payment with respect to the applicable series of Notes to the Common Depositary for the account of Euroclear and Clearstream, or in each case to their respective successors selected or approved by the Company or to the nominee of such successor.

Section 2.05 Interest on the Floating Rate Notes. (a) The Floating Rate Notes shall bear interest at a rate equivalent to the 3-month EURIBOR (the “Base Rate”) plus 0.380% per year, as calculated by the Calculation Agent; provided, however, that the minimum interest rate shall be zero. The Floating Rate Notes will bear interest from the Issue Date or from the immediately preceding Floating Rate Notes Interest Payment Date to which interest has been paid. Interest on the Floating Rate Notes shall be payable quarterly in arrears on January 29, April 29, July 29 and October 29 of each year (each, a “Floating Rate Notes Interest Payment Date”), commencing on July 29, 2026; provided that if any Floating Rate Notes Interest Payment Date (other than any maturity date or earlier date of redemption) would be a day that is not a Business Day, such Floating Rate Notes Interest Payment Date shall be the next succeeding day that is a Business Day (and no additional interest will accrue or otherwise accumulate on the amount payable for the period from and after such Floating Rate Notes Interest Payment Date); except that if such next succeeding Business Day falls in the next succeeding calendar month, such Floating Rate Notes Interest Payment Date shall be the immediately preceding Business Day. The interest rate on the Floating Rate Notes will be reset quarterly on January 29, April 29, July 29 and October 29 of each year (each, an “Interest Reset Date”), commencing on July 29, 2026; provided that if any Interest Reset Date would be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding day that is a Business Day, except that if such next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The initial Base Rate for the Floating Rate Notes in effect from the Issue Date to, but excluding, the first Interest Reset Date will be the 3-month EURIBOR in effect on April 27, 2026. The interest rate on the Floating Rate Notes will be determined on the second TARGET2 Business Day preceding the applicable Interest Reset Date (a “EURIBOR Interest Determination Date”). Interest on a Floating Rate Notes Interest Payment Date shall be paid to the Persons in whose names the Floating Rate Notes are registered on the Security Register at the close of business on the Record Date for such Floating Rate Notes Interest Payment Date. Interest on the Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days in the period for which interest is being calculated.

(b) The Base Rate that takes effect on any Interest Reset Date shall equal the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association (or any company established by the joint sponsors for purposes of compiling and publishing that rate) on each EURIBOR Interest Determination Date, and will be determined by the Calculation Agent in accordance with the following provisions:

(1) EURIBOR will be the offered rate for deposits in euro having a maturity of three months, as that rate appears on Reuters Page EURIBOR01 as of 11:00 a.m., Brussels time, on the relevant EURIBOR Interest Determination Date;

(2) If the rate described in clause (1) above does not appear on Reuters Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on the relevant EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the Euro-Zone interbank market by the principal Euro-Zone office of each of four major banks in that market selected by the Company: euro deposits having a maturity of three months beginning on such Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company or its designee will request the principal Euro-Zone office of each of these banks to provide a quotation in writing of its rate to the Calculation Agent. If at least two quotations are provided in writing, EURIBOR for such EURIBOR Interest

Determination Date will be the arithmetic mean (rounded upwards) of such quotations calculated by the Calculation Agent.

(3) If fewer than two quotations are provided as described in clause (2) above, EURIBOR for the relevant EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading Euro-Zone banks quoted in writing, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, by three major banks in the Euro-Zone selected by the Company: loans of euro having a maturity of three months beginning on such Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time.

(4) If fewer than three banks selected by the Company are quoting as described in clause (3) above, EURIBOR shall be the EURIBOR in effect on such EURIBOR Interest Determination Date.

(c) Upon request of the Holder to the Calculation Agent, the Calculation Agent will provide the interest rate then in effect on the Floating Rate Notes and, if determined, the interest rate that will become effective on the next Interest Reset Date.

(d) All percentages resulting from any calculation with respect to the Floating Rate Notes will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655)). All amounts used in or resulting from any calculation with respect to the Floating Rate Notes will be rounded upward or downward, as appropriate, to the nearest cent, in the case of euro amounts or U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than euro amounts or U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

(e) Notwithstanding the foregoing, if the Company, in its sole discretion, determines that EURIBOR has been permanently discontinued, or the reference to EURIBOR becomes illegal or most other debt obligations similar to the Floating Rate Notes have converted away from EURIBOR to a new reference rate, the Calculation Agent will use, as directed in writing by the Company, as a substitute for EURIBOR for each future interest determination date, the alternative reference rate (the “Alternative Rate”) selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof) that is consistent with accepted market practice regarding a substitute for EURIBOR. As part of such substitution, the Calculation Agent will, as directed in writing by the Company, make such adjustments (the “Adjustments”) to the Alternative Rate and/or the spread thereon, as well as the business day convention, interest determination dates and related provisions and definitions, in each case that are consistent with accepted market practice for the use of such Alternative Rate for debt obligations such as the Floating Rate Notes. If the Company determines there is no clear market consensus as to whether any rate has replaced EURIBOR in customary market usage, it may appoint an independent financial advisor (the “IFA”) to determine an appropriate Alternative Rate, and any Adjustments, and the decision of the IFA will be binding on the Company, the Calculation Agent, the Trustee and the holders. If, however, the Company determines that EURIBOR has been discontinued, but for any reason an Alternative Rate has not been determined, the rate of EURIBOR for the next interest period will be equal to such rate on the interest determination date when EURIBOR was last available on Reuters Page EURIBOR 01, as determined by the Calculation Agent.

Section 2.06 Interest on the Fixed Rate Notes. (a) Interest payable on any Interest Payment Date, Maturity Date or, if applicable, a Redemption Date, with respect to the Fixed Rate Notes, shall be the amount of interest accrued from, and including, the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the Issue Date, if no interest has previously been paid or duly provided for with respect to the Fixed Rate Notes) to, but excluding, such Interest Payment Date, Maturity Date or, if applicable, Redemption Date, as the case may be. Interest on each series of the Fixed Rate Notes will be computed on the basis of the actual number of days in the period for which interest is being calculated divided by the actual number of days from and including the last date on which interest was paid on such series of the Fixed Rate Notes (or from and including, the Issue Date if no interest has been paid on the applicable series of the Fixed Rate Notes), to but excluding the next scheduled Interest Payment Date, Maturity Date or Redemption Date, as applicable. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

(b) The 2030 Notes will bear interest at the rate of 3.250% per year; the 2034 Notes will bear interest at the rate of 3.625% per year; and the 2038 Notes will bear interest at the rate of 4.000% per year. Interest on the 2030 Notes shall be payable annually in arrears on April 29 of each year (each, a “2030 Notes Interest Payment Date”), commencing April 29, 2027; interest on the 2034 Notes shall be payable annually in arrears on April 29 of each year (each, a “2034 Notes Interest Payment Date”), commencing April 29, 2027; and interest on the 2038 Notes shall be payable annually in arrears on April 29 of each year (each, a “2038 Notes Interest Payment Date”), commencing April 29, 2027, in each case to the Persons in whose names such Notes are registered at the close of business on the Record Date for such Interest Payment Date.

Section 2.07 Payment on Day other than a Business Day. In the event that any Interest Payment Date with respect to any series of Notes or the Maturity Date or a Redemption Date for any series of Notes falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest shall be made on the next succeeding day that is a Business Day (and no additional interest will accrue or otherwise accumulate on the amount payable for the period from and after such Interest Payment Date, Maturity Date or Redemption Date, as applicable). Interest due on the Maturity Date or a Redemption Date (in each case, whether or not an Interest Payment Date) of any series of Notes will be paid to the Person to whom principal of such Notes is payable.

Section 2.08 Payments of Additional Amounts. All payments made by the Company under or with respect to the Notes will be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, levies, imposts, assessments or governmental charges of whatever nature (including, without limitation, penalties and interest and other similar liabilities related thereto) imposed or levied by or on behalf of any Taxing Jurisdiction (“Taxes”), unless the Company, as the case may be, is required to withhold or deduct any amount for or on account of any Taxes by law. In the event that the Company is required to so withhold or deduct any amount for or on account of any Taxes from any payment made under or with respect to any series of Notes, the Company will pay to a Holder of Notes that is not a United States Person such additional amounts (“Additional Amounts”) as may be necessary so that the net amount received by such Holder or beneficial owner of Notes (including Additional Amounts) after such withholding or deduction will equal the amount that such Holder or beneficial owner would have received if such Taxes had not been required to be withheld or deducted. Additional Amounts will be payable with respect to a payment made to a Holder of such Notes where such Holder is subject to taxation on such payment by a relevant Taxing Jurisdiction for any reason other than for or on account of:

(a) any Taxes that are imposed or withheld solely because such holder (or the beneficial owner for whose benefit such holder holds such notes) or a fiduciary, settlor, beneficiary, member, shareholder or other equity owner of, or possessor of a power over, such holder (or beneficial owner) if such holder (or beneficial owner) is an estate, trust, partnership, limited liability company, corporation, or other entity, that:

(1) is or was present or engaged in, or is or was treated as present or engaged in, a trade or business in the Taxing Jurisdiction or has or had a permanent establishment in the Taxing Jurisdiction;

(2) has or had any present or former connection (other than the mere fact of ownership of such Notes) with the Taxing Jurisdiction imposing such Taxes, including being or having been a national citizen or resident thereof, being treated as being or having been a resident thereof or being or having been physically present therein;

(3) with respect to any withholding Taxes imposed by the United States, is or was with respect to the United States a personal holding company, a passive foreign investment company, a controlled foreign corporation, a foreign private foundation or other foreign tax-exempt organization or corporation that has accumulated earnings to avoid United States federal income tax;

(4) actually or constructively owns or owned 10% or more of the total combined voting power of all classes of stock of the Company within the meaning of Section 871(h)(3) of the Code; or

(5) is or was a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3) of the Code.

(b) any estate, inheritance, gift, sales, transfer, excise, personal property or similar Taxes imposed with respect to the Notes, except as otherwise provided herein;

(c) any Taxes imposed solely as a result of the presentation of such Notes (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or holder thereof would have been entitled to the payment of Additional Amounts had the Notes been presented for payment on any date during such 30-day period;

(d) any Taxes imposed or withheld solely as a result of the failure of such holder or beneficial owner to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the Taxing Jurisdiction of such holder or beneficial owner, if such compliance is required by statute, regulation, ruling or administrative practice of the relevant Taxing Jurisdiction or by any applicable tax treaty to which the relevant Taxing Jurisdiction is a party as a precondition to relief or exemption from such Taxes (including the submission of an applicable IRS Form W-8 in the case of a non-United States Person);

(e) [reserved];

(f) any Taxes that are payable by any method other than withholding or deduction by the Company or any paying agent from payments in respect of such Notes;

(g) [reserved];

(h) any withholding or deduction required pursuant to sections 1471 through 1474 of the Code, any regulations or agreements thereunder, official interpretations thereof or any law, rule, guidance or administrative practice implementing an intergovernmental agreement entered into in connection with such sections of the Code; or

(i) any combination of Section 2.08(a), (b), (c), (d), (e), (f), (g), or (h).

Additional Amounts also will not be payable to any Holder that is a fiduciary, partnership, limited liability company or other fiscally transparent entity, or to such holder that is not the sole Holder of such Note. This exception, however, will apply only to the extent that a beneficiary or settlor with respect to the fiduciary, or a beneficial owner or member of the partnership, limited liability company or other fiscally transparent entity, would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment.

The term “United States Person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury Regulations), or any estate or trust the income of which is subject to United States federal income taxation regardless of its source. As used in this Section 2.08 and in Section 3.03, the term “United States” means the United States of America, the states of the United States, and the District of Columbia.

The Company will also (i) make such withholding or deduction of Taxes and (ii) remit the full amount of Taxes so deducted or withheld to the relevant Taxing Jurisdiction in accordance with all applicable laws. The Company will use commercially reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Taxing Authority imposing such Taxes. The Company will, upon request, make available to the holders of the Notes, within 90 days after the date the payment of any Taxes so deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company or if, notwithstanding the Company’s efforts to obtain such receipts, the same are not obtainable, other evidence of such payments by the Company.

At least 30 days prior to each date on which any payment under or with respect to any series of the Notes is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers’ Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and such other information as is necessary to enable such Trustee to pay such Additional Amounts to holders of such Notes on the payment date.

In addition, the Company will pay and indemnify the Holder and beneficial owner for any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and Additional Amounts with respect thereto, payable in the United States or any political subdivision or taxing authority of or in the foregoing in respect of the creation, issue, offering, enforcement, redemption or retirement of the Notes.

The provisions of Section 3.03 and this Section 2.08 shall survive any termination or discharge of the Indenture and shall apply mutatis mutandis to any jurisdiction in which the Company or any successor Person to the Company is organized or is engaged in business for tax purposes or any political subdivisions or taxing authority or agency thereof or therein (and the term Taxing Jurisdiction shall include such jurisdictions, political subdivisions, taxing authority or agency); provided, however, the date on which the Company changes its jurisdiction in which it is organized or such Person becomes a successor to the Company shall be substituted for the date on which the series of Notes was issued.

Whenever in the Indenture or the form of each series of Notes there is mentioned, in any context, the payment of principal, premium, if any, redemption price, interest or any other amount payable under or with respect to any Notes, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent payable in such context.

Section 2.09 No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

Section 2.10 Paying Agent and Calculation Agent. The Bank of New York Mellon, London Branch shall initially be the Paying Agent for the Notes and the Calculation Agent for the Floating Rate Notes. The Company may change the Paying Agent or the Calculation Agent without prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

ARTICLE 3

REDEMPTION OF THE NOTES

Section 3.01 Optional Redemption by Company.

(a) At any time and from time to time prior to the applicable Par Call Date for each series of the Fixed Rate Notes, the Company has the right, at its option, to redeem any series of Fixed Rate Notes, in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Fixed Rate Notes to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments on such Fixed Rate Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 10 basis points, in the case of the 2030 Notes, 15 basis points, in the case of the 2034 Notes and 15 basis points, in the case of the 2038 Notes, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Fixed Rate Notes being redeemed to, but excluding, the Redemption Date.

(b) On or after the applicable Par Call Date for each series of Fixed Rate Notes, the Company has the right, at its option, to redeem each series of Fixed Rate Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of such Fixed Rate Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the series of Fixed Rate Notes being redeemed to, but excluding, the Redemption Date.

(c) The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the applicable Fixed Rate Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If a series of Fixed Rate Notes is only partially redeemed pursuant to this Section 3.01, such Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures. The price for any redemption pursuant to this Section 3.01 shall be paid prior to 12:00 noon, London time, on the applicable Redemption Date or at such later time as is then permitted by the rules of the Depositary applicable to such series of Fixed Rate Notes (if then registered as Global Notes); provided, that the Company shall deposit with the Trustee or the Paying Agent an amount sufficient to pay the applicable redemption price by 10:00 a.m., London time, on the date such redemption price is to be paid.

(d) If money sufficient to pay the redemption price of all of the Fixed Rate Notes (or a portion thereof) to be redeemed on the applicable Redemption Date is deposited with the Trustee or the Paying Agent on or before such Redemption Date as provided herein, then on and after such Redemption Date, interest will cease to accrue on such series of Fixed Rate Notes (or such portion thereof) called for redemption.

Section 3.02 Change of Control Triggering Event.

(a) If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes in full as described in Section 3.01, or with respect to any series of Notes, such series of Notes has become redeemable as described in Section 3.03, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of each series of the Notes to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes on the terms set forth in the Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 3.02 or the Change of Control Triggering Event provisions of the Notes by virtue of such conflict.

(b) On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all Notes, or portions of Notes, properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes, or portions of Notes, properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of Notes, being repurchased.

(c) The Paying Agent will promptly mail to each Holder of Notes of each applicable series properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note of such series equal in principal amount to any unpurchased portion of any Notes of such series surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes of each such series properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

Section 3.03 Redemption Upon Changes in Withholding Tax. Unless otherwise provided, the Notes of any series may be redeemed, as a whole but not in part, at the option of the Company, upon not less than 15 days, but no more than 60 days’ notice (which notice shall be irrevocable), at a redemption price equal to 100% of the principal amount thereof, together with accrued and unpaid interest, if any, to the redemption date and Additional Amounts, if any, if as a result of any amendment to, or change in, the laws, regulations or rulings of the United States, as applicable, or any political subdivision thereof or therein having the power to tax (a “Taxing Jurisdiction”), or any change in the application or official interpretation of such laws, including any action taken by, or change in the published administrative practice of, a taxing authority or a holding by a court of competent jurisdiction (regardless of whether such action, change or holding is with respect to the Company), which amendment or change is announced and becomes effective on or after the date the Notes of such series are issued, the Company has become, or there is a material probability that it will become, obligated to pay Additional Amounts on the next date on which any amount would be payable with respect to the Notes of such series, and such obligation cannot be avoided through the Company’s use of commercially reasonable measures available to it; provided, however, that no such notice of redemption may be given earlier than 60 days prior to the earliest date on which the Company would be required, or there is a material probability the Company would otherwise be required, to pay such Additional Amounts. Prior to the publication or, where relevant, mailing (and/or to the extent permitted by applicable procedures or regulations, electronic delivery) of any notice of redemption described in this Section 3.03, the Company shall deliver to the Trustee (i) a certificate of the Company stating that the obligation to pay Additional Amounts cannot be avoided by the Company taking commercially reasonable measures available to it and (ii) a written opinion of independent tax counsel to the Company of recognized standing to the effect that the Company has or there is a material probability that it will become obligated to pay Additional Amounts as a result of a change, amendment, official interpretation or application described above and that the Company cannot avoid the payment of such Additional Amounts by taking commercially reasonable measures available to it.

Section 3.04 Special Mandatory Redemption.

(a) If (i) the Company does not consummate the Masimo Acquisition on or prior to November 16, 2026 (or such later date to which the Merger Agreement may be extended in accordance with its terms), (ii) the Merger Agreement is terminated prior to such date, or (iii) the Company otherwise notifies the Trustee that it will not pursue the consummation of the Masimo Acquisition, the Company shall redeem, in whole and not in part, the Fixed Rate Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Fixed Rate Notes outstanding, plus accrued and unpaid interest from the Issue Date, or the most recent date to which interest has been paid or duly provided for, whichever is later, to, but excluding, the Special Mandatory Redemption Date.

(b) The Company shall cause notice of a special mandatory redemption to be mailed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering a special mandatory redemption to each Holder of Fixed Rate Nots at its registered address. If funds sufficient to pay the special mandatory redemption price of all Fixed Rate Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or the Paying Agent on or before the Special Mandatory Redemption Date, the Fixed Rate Notes will cease to bear interest from on and after the Special Mandatory Redemption Date.

ARTICLE 4

FORM OF NOTES

Section 4.01 Form of Notes. The Notes and the Trustee’s Certificates of Authentication to be endorsed thereon are to be substantially in the forms attached as Exhibits A through D hereto, in each case with such changes therein as the officers of the Company executing the Notes (by manual or facsimile signature) may approve, such approval to be conclusively evidenced by his or her execution thereof.

ARTICLE 5

ORIGINAL ISSUE OF NOTES

Section 5.01 Original Issue of Notes. Floating Rate Notes having an initial aggregate principal amount of €500,000,000, 2034 Notes having an initial aggregate principal amount of €750,000,000, 2034 Notes having an initial aggregate principal amount of €750,000,000 and 2038 Notes having an initial aggregate principal amount of €1,000,000,000 may from time to time, upon execution of this Sixth Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company pursuant to Section 303 of the Base Indenture without any further action by the Company (other than as required by the Base Indenture).

ARTICLE 6

PARTICULAR COVENANTS OF THE COMPANY

In addition to the covenants set forth in Article 10 of the Base Indenture, the Notes shall include the following additional covenants, and such additional covenants shall be subject to covenant defeasance pursuant to Section 1303 of the Base Indenture.

Section 6.01 Further Instruments and Acts. The Company shall execute and deliver to the Trustee such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture.

ARTICLE 7

SUPPLEMENTAL INDENTURES

Section 7.01 Supplemental Indentures with Consent of Holders of Notes. As set forth in Section 902 of the Base Indenture, with the consent of the Holders of a majority in the aggregate principal amount of Securities of each series affected by such supplemental indenture at the time Outstanding, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental to the Base Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Base Indenture or this Sixth Supplemental Indenture or of modifying in any manner the rights of the Holders of the Securities.

Section 7.02 Additional Provisions. In addition to the provisions set forth in Section 901 of the Base Indenture, without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(a) to conform this Sixth Supplemental Indenture to the description of the Notes set forth in the Company’s prospectus supplement, dated April 22, 2026, and the accompanying prospectus, dated April 1, 2024; and

(b) to evidence and provide for the acceptance of appointment by a successor or separate trustee with respect to the Notes and to add to or change any of the provisions of the Indenture as necessary to provide for the administration of the Indenture by more than one trustee.

ARTICLE 8

THE TRUSTEE

Section 8.01 Ratification of Indenture. In addition to the provisions set forth in Section 603 of the Base Indenture, subject to the provisions of Section 601 of the Base Indenture:

(a) in no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under the Indenture arising out of or caused by forces beyond its reasonable control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances; and

(b) notwithstanding anything to the contrary contained in the Indenture (as amended or supplemented), the Company, the Trustee and any Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed from principal or interest payments hereunder. The Company, the Trustee, any Paying Agent shall reasonably cooperate with each other and shall provide each other with copies of documents or information reasonably necessary for each of the Company, the Trustee and any such Paying Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority.

ARTICLE 9

MISCELLANEOUS

Section 10.01 Ratification of Indenture. The Base Indenture, as supplemented by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and this Sixth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 10.02 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture.

Section 10.03 New York Law To Govern. THIS SIXTH SUPPLEMENTAL INDENTURE AND EACH NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF

THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

Section 10.04 Waiver of Jury Trial. EACH OF THE COMPANY, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.05 Separability. In case any one or more of the provisions contained in this Sixth Supplemental Indenture or in any series of Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, then, to the extent permitted by law, such invalidity, illegality or unenforceability shall not Sixth any other provisions of this Sixth Supplemental Indenture or of such series of Notes, but this Sixth Supplemental Indenture and such series of Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 10.06 Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Sixth Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this Sixth Supplemental Indenture as to the parties hereto and may be used in lieu of the original Sixth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, as of the day and year first written above.

DANAHER CORPORATION

By:	/s/ Matthew E. Gugino
Name:	Matthew E. Gugino
Title:	Executive Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Ann M. Dolezal
Name:	Ann M. Dolezal
Title:	Vice President

[Signature Page to Sixth Supplemental Indenture]

EXHIBIT A

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

Floating Rate Senior Note due 2028

No.	€

CUSIP: 235851 AX0

Common Code: 335208234

ISIN: XS3352082344

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on April 29, 2028, and to pay interest thereon from April 29, 2026 or from the immediately preceding Interest Payment Date to which interest has been paid, quarterly in arrears on January 29, April 29, July 29 and October 29 of each year (each, a “Floating Rate Notes Interest Payment Date”), commencing on July 29, 2026; provided, that, if any Floating Rate Notes Interest Payment Date (other than any maturity date or earlier date of redemption) would be a day that is not a Business Day, such Floating Rate Notes Interest Payment Date shall be the next succeeding day that is a Business Day (and no additional interest will accrue or otherwise accumulate on the amount payable for the period from and after such Floating Rate Notes Interest Payment Date); except that if such next succeeding Business Day falls in the next succeeding calendar month, such Floating Rate Notes Interest Payment Date shall be the immediately preceding

Business Day. The interest rate on the Floating Rate Notes will be reset quarterly on January 29, April 29, July 29 and October 29 of each year (each, an “Interest Reset Date”), commencing on July 29, 2026; provided, that, if any Interest Reset Date would be a day that is not a Business Day, such Interest Reset Date shall be the next succeeding day that is a Business Day, except that if such next succeeding Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The initial Base Rate for the Floating Rate Notes in effect from the Issue Date to, but excluding, the first Interest Reset Date will be the 3-month EURIBOR in effect on April 27, 2026. The interest rate on the Floating Rate Notes will be determined on the second TARGET2 Business Day preceding the applicable Interest Reset Date (a “EURIBOR Interest Determination Date”). Interest on a Floating Rate Notes Interest Payment Date shall be paid to the Persons in whose names the Floating Rate Notes (or one or more Predecessor Notes) are registered on the Security Register at the close of business on the Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Floating Rate Interest Payment Date, except as provided in Section 2.07 of the Sixth Supplemental Indenture. Interest on the Floating Rate Notes will be computed on the basis of a 360-day year and the actual number of days in the period for which interest is being calculated.

The Base Rate that takes effect on any Interest Reset Date shall equal the interest rate for deposits in euro designated as “EURIBOR” and sponsored jointly by the European Banking Federation and ACI — the Financial Market Association (or any company established by the joint sponsors for purposes of compiling and publishing that rate) on each EURIBOR Interest Determination Date, and will be determined by the Calculation Agent in accordance with the following provisions:

(1) EURIBOR will be the offered rate for deposits in euro having a maturity of three months, as that rate appears on Reuters Page EURIBOR01 as of 11:00 a.m., Brussels time, on the relevant EURIBOR Interest Determination Date;

(2) If the rate described in clause (1) above does not appear on Reuters Page EURIBOR01, EURIBOR will be determined on the basis of the rates, at approximately 11:00 a.m., Brussels time, on the relevant EURIBOR Interest Determination Date, at which deposits of the following kind are offered to prime banks in the Euro-Zone interbank market by the principal Euro-Zone office of each of four major banks in that market selected by the Company: euro deposits having a maturity of three months beginning on such Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company or its designee will request the principal Euro-Zone office of each of these banks to provide a quotation in writing of its rate to the Calculation Agent. If at least two quotations are provided in writing, EURIBOR for such EURIBOR Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations calculated by the Calculation Agent.

(3) If fewer than two quotations are provided as described in clause (2) above, EURIBOR for the relevant EURIBOR Interest Determination Date will be the arithmetic mean of the rates for loans of the following kind to leading Euro-Zone banks quoted in writing, at approximately 11:00 a.m., Brussels time, on such EURIBOR Interest Determination Date, by three major banks in the Euro-Zone selected by the Company: loans of euro having a maturity of three months beginning on such Interest Reset Date and in a principal amount of not less than €1,000,000 that is representative for a single transaction in such market at such time.

(4) If fewer than three banks selected by the Company are quoting as described in clause (3) above, EURIBOR shall be the EURIBOR in effect on such EURIBOR Interest Determination Date.

Upon request of the Holder to the Calculation Agent, the Calculation Agent will provide the interest rate then in effect on the Floating Rate Notes and, if determined, the interest rate that will become effective on the next Interest Reset Date.

All percentages resulting from any calculation with respect to the Floating Rate Notes will be rounded upward or downward, as appropriate, to the next higher or lower one hundred-thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded down to 9.87654% (or .0987654) and 9.876545% (or .09876545) being rounded up to 9.87655% (or .0987655)). All amounts used in or resulting from any calculation with respect to the Floating Rate Notes will be rounded upward or downward, as appropriate, to the nearest cent, in the case of euro amounts or U.S. dollars, or to the nearest corresponding hundredth of a unit, in the case of a currency other than euro amounts or U.S. dollars, with one-half cent or one-half of a corresponding hundredth of a unit or more being rounded upward.

Payment of the principal of (and premium, if any) and interest on this Note will be made at such place designated by the Company for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent and as the Calculation Agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ____________

DANAHER CORPORATION

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: ____________________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee, and as further amended by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of March 30, 2020, between the Company and the Trustee (the Initial Base Indenture, as so amended by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Sixth Supplemental Indenture, dated as of April 29, 2026 (herein called the “Sixth Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of April 29, 2026, between the Company and The Bank of New York Mellon, London Branch, as paying agent (in such capacity, the “Paying Agent”) and a Calculation Agency Agreement, dated as of April 29, 2026, between the Company and The Bank of New York Mellon, London Branch, as calculation agent (the “Calculation Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €500,000,000. The Notes are unsecured general obligations of the Company.

1. No Optional Redemption

Except as set forth in Section 2 of this Note and in Article 3 of the Sixth Supplemental Indenture, the Company may not redeem the Notes of this Series prior to the Maturity Date.

2. Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.08 and 3.03 of the Sixth Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3. No Other Redemption

Except as set forth in Section 2 of this Note and in Article 3 of the Sixth Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

4. Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Notes of this series have become redeemable as described in Section 3.03 of the Sixth Supplemental Indenture, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of this series to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Sixth Supplemental Indenture or this Section 4 of this Note by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

5. No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

6. Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

7. Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

8. Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

9. Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

10. Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

11. Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

12. Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is €  . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

3.250% Senior Note due 2030

No.	€

CUSIP: 235851 AY8

Common Code: 335208293

ISIN: XS3352082930

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on April 29, 2030, and to pay interest thereon from April 29, 2026 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on April 29 of each year, commencing April 29, 2027 at the rate of 3.250% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association and in accordance with the Sixth Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.07 of the Sixth Supplemental Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at such place designated by the Company for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: ______________
DANAHER CORPORATION

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

  This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: ____________________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee, and as further amended by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of March 30, 2020, between the Company and the Trustee (the Initial Base Indenture, as so amended by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Sixth Supplemental Indenture, dated as of April 29, 2026 (herein called the “Sixth Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of April 29, 2026, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €750,000,000. The Notes are unsecured general obligations of the Company.

1 Optional Redemption

At any time and from time to time prior to March 29, 2030, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 10 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after March 29, 2030, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Sixth Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2. Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.08 and 3.03 of the Sixth Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3. Special Mandatory Redemption

In certain circumstances set forth in Section 3.04 of the Sixth Supplemental Indenture, the Company will be required to redeem all of the outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price.

4. No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Sixth Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5. Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes of this series as described in Section 3.01 of the Sixth Supplemental Indenture or the Notes of this series have become redeemable as described in Section 3.03 of the Sixth Supplemental Indenture, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of this series to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Sixth Supplemental Indenture or this Section 5 of this Note by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6. No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7. Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8. Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

9. Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the

Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10. Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

11. Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12. Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

13. Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is € . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

3.625% Senior Note due 2034

No.	€

CUSIP: 235851 AZ5

Common Code: 335208340

ISIN: XS3352083409

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on April 29, 2034, and to pay interest thereon from April 29, 2026 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on April 29 of each year, commencing April 29, 2027 at the rate of 3.625% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association and in accordance with the Sixth Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.07 of the Sixth Supplemental Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at such place designated by the Company for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: __________________

DANAHER CORPORATION

By:

Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated: ____________________

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee, and as further amended by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of March 30, 2020, between the Company and the Trustee (the Initial Base Indenture, as so amended by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Sixth Supplemental Indenture, dated as of April 29, 2026 (herein called the “Sixth Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of April 29, 2026, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €750,000,000. The Notes are unsecured general obligations of the Company.

1. Optional Redemption

At any time and from time to time prior to January 29, 2034, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 15 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after January 29, 2034, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Sixth Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2. Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.08 and 3.03 of the Sixth Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3. Special Mandatory Redemption

In certain circumstances set forth in Section 3.04 of the Sixth Supplemental Indenture, the Company will be required to redeem all of the outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price.

4. No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Sixth Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5. Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes of this series as described in Section 3.01 of the Sixth Supplemental Indenture or the Notes of this series have become redeemable as described in Section 3.03 of the Sixth Supplemental Indenture, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of this series to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Sixth Supplemental Indenture or this Section 5 of this Note by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6. No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7. Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8. Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

9. Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the

Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10. Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

11. Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

12. Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

13. Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:_______________

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is € . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

[IF THIS NOTE IS TO BE A GLOBAL SECURITY, INSERT:]

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS COMMON DEPOSITARY FOR THE ACCOUNT OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE BANK OF NEW YORK DEPOSITORY (NOMINEES) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE COMMON DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH COMMON DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

DANAHER CORPORATION

4.000% Senior Note due 2038

No.	€

CUSIP: 235851 BA9 Common Code: 335208480 ISIN: XS3352084803

Danaher Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum set forth in the Schedule of Increases or Decreases in Note attached hereto on April 29, 2038, and to pay interest thereon from April 29, 2026 or from the immediately preceding Interest Payment Date to which interest has been paid or duly provided for, annually in arrears on April 29 of each year, commencing April 29, 2027 at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment. Interest shall be computed on the basis of the payment convention ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association and in accordance with the Sixth Supplemental Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered on the Security Register at the close of business on the Record Date for such interest, which shall be the fifteenth calendar day, whether or not a Business Day, immediately preceding the related Interest Payment Date, except as provided in Section 2.07 of the Sixth Supplemental Indenture.

Payment of the principal of (and premium, if any) and interest on this Note will be made at such place designated by the Company for that purpose in accordance with the Indenture, which shall initially be the corporate trust office of the Paying Agent, in euro in immediately available funds; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the Person entitled thereto as specified in the Security Register, and provided further that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then-member states of the European Economic and Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euro will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date.

The Company has initially appointed The Bank of New York Mellon, London Branch, as the Paying Agent with respect to the Notes, but the Company may, in its sole discretion, appoint any other institution (including any Affiliate of the Company) to serve as any such agent from time to time, without any prior notice to any Holder. The Company will give the Trustee prompt written notice of any change in any such appointment.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

DANAHER CORPORATION

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated therein described in the within-mentioned Indenture.

Dated:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Initial Base Indenture, dated as of December 11, 2007 (herein called the “Initial Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended by a Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of July 1, 2019, between the Company and the Trustee, and as further amended by a Third Supplemental Indenture (the “Third Supplemental Indenture”), dated as of March 30, 2020, between the Company and the Trustee (the Initial Base Indenture, as so amended by the Second Supplemental Indenture and the Third Supplemental Indenture, collectively, the “Base Indenture”), as further amended by the Sixth Supplemental Indenture, dated as of April 29, 2026 (herein called the “Sixth Supplemental Indenture,” which term shall have the meaning assigned to it in such instrument, and together with the Base Indenture, herein called the “Indenture”) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. The Notes are subject to a Paying Agency Agreement, dated as of April 29, 2026, between the Company and The Bank of New York Mellon, London Branch, as paying agent (the “Paying Agent”). This Note is one of the series designated on the face hereof initially limited in aggregate principal amount to €1,000,000,000. The Notes are unsecured general obligations of the Company.

1. Optional Redemption

At any time and from time to time prior to January 29, 2038, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at a redemption price equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed; and

(ii) the sum of the present values of the Remaining Scheduled Payments on the Notes to be redeemed (not including any portion of the payments of interest that will be accrued and unpaid to and including the Redemption Date) discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 15 basis points, plus, in each case, accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

On or after January 29, 2038, the Company shall have the right, at its option, to redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

The Company will cause the notice of any redemption to be mailed (or sent electronically in accordance with applicable Depositary procedures) to the registered Holders of the Notes to be redeemed not less than 15 nor more than 60 days prior to the Redemption Date. Any notice may, at the discretion of the Company be subject to the satisfaction or waiver of one or more conditions precedent. In that case, the notice shall state the nature of such condition precedent. If the Notes are only partially redeemed pursuant to Section 3.01 of the Sixth Supplemental Indenture, the Notes to be redeemed will be selected by the Trustee in such manner as in its sole discretion it shall deem appropriate and fair, subject to any applicable Depositary procedures.

If money sufficient to pay the redemption price of all of the Notes (or a portion thereof) to be redeemed on the Redemption Date is deposited with the Trustee or the Paying Agent on or before the Redemption Date as provided herein and in the Indenture, then on and after such Redemption Date, interest will cease to accrue on such Notes (or such portion thereof) called for redemption.

In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

2. Redemption Upon Changes in Withholding Taxes; Additional Amounts

The provisions of Sections 2.08 and 3.03 of the Sixth Supplemental Indenture shall apply to this series of Notes.

Whenever the payment of the principal of or interest or any other amounts on, or in respect of, this Note is mentioned, in any context, such mention shall be deemed to include mention of the payment of Additional Amounts to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the terms of the Indenture, and express mention of the payment of Additional Amounts in any provision of this series of Notes shall not be construed as excluding the payment of Additional Amounts in those provisions thereof where such express mention is not made.

3. Special Mandatory Redemption

In certain circumstances set forth in Section 3.04 of the Sixth Supplemental Indenture, the Company will be required to redeem all of the outstanding Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price.

4. No Other Redemption

Except as set forth in Sections 1, 2 and 3 of this Note and in Article 3 of the Sixth Supplemental Indenture, the Company may not redeem the Notes prior to the Maturity Date.

5. Change of Control Triggering Event

If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Notes of this series as described in Section 3.01 of the Sixth Supplemental Indenture or the Notes of this series have become redeemable as described in Section 3.03 of the Sixth Supplemental Indenture, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of this series to repurchase all or any part (equal to €100,000 or an integral multiple of €1,000 in excess thereof) of such Holder’s Notes on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to mail a notice to Holders of the Notes, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase such Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required by the Indenture and described in such notice. The notice shall, if mailed prior to the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date. The Company must comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under Section 3.02 of the Sixth Supplemental Indenture or this Section 5 of this Note by virtue of such conflict.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(i) accept for payment all of the Notes, or portions of the Notes, properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all of the Notes, or portions of the Notes, properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of such Notes, or portions of Notes, being repurchased.

The Paying Agent will promptly mail to each Holder of Notes properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each such Holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a principal amount of €100,000 or an integral multiple of €1,000 in excess thereof. The Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and such third party purchases all Notes properly tendered and not withdrawn under its offer.

In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

6. No Sinking Fund

The Notes are not entitled to the benefit of any sinking fund.

7. Defeasance and Discharge

The Indenture contains provisions for defeasance and discharge and for defeasance at any time of certain restrictive covenants and Events of Default with respect to this Note upon compliance with certain conditions set forth in the Indenture.

8. Events of Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

9. Modification and Waiver

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the

Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for uncertificated Notes in addition to or in place of certificated Notes, or make any other change that does not adversely affect the rights of any Holder of a Note.

10. Remedies

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

11. Transfer and Exchange

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of €100,000 or an integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee nor any such agent shall be affected by notice to the contrary

12. Governing Law

THIS NOTE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

13. Defined Terms

All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. As used in this Note, the term “Predecessor Note” shall have the meaning assigned to the term “Predecessor Security” in the Indenture.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Note to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee) and irrevocably appoints agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

Date:_____________

Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Note)

SIGNATURE GUARANTEE

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE OF INCREASES OR DECREASES IN NOTE

The initial principal amount of this Note is € . The following increases or decreases in the principal amount of this Note have been made:

Date	Amount of decrease in principal amount of this Note	Amount of increase in principal amount of this Note	Principal amount of this Note following such decrease or increase	Signature of authorized signatory of Trustee

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